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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      NOVEMBER  6, 2001
                                                    ---------------------------


                                 dreamlife, inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            DELAWARE                     0-15586               52-1373960
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  (STATE OR OTHER JURISDICTION      (COMMISSION FILE          (IRS EMPLOYER
        OF INCORPORATION)                NUMBER)           IDENTIFICATION NO.)



            888 SEVENTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10106
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (212) 887-6869
                                                   ----------------------------



            425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK 10011
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 4. Changes in Registrant's Certifying Accountant.

         KPMG LLP was previously the principal accountants for dreamlife, inc. On November 6, 2001, KPMG LLP declined to stand for reelection. BDO Seidman LLP was engaged as principal accountants on November 12, 2001. The decision to hire BDO Seidman was approved by the Executive Committee of the Board of Directors of dreamlife, inc.

         In connection with the audits of the two fiscal years ended December 31, 2000, and the subsequent interim period through November 6, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During the two most recent fiscal years and through November 6, 2001, there have been no reportable events (as defined in Regulation S-K 304(a)(1)).

         The audit reports of KPMG LLP on the financial statements of dreamlife, inc. as of December 31, 2000 and 1999 and for the year ended December 31, 2000 and the period from April 21, 1999 (date of inception) to December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:

         KPMG LLP's report on the financial statements of dreamlife inc. as of December 31, 2000 and 1999 and for the year ended December 31, 2000 and the period from April 21, 1999 (date of inception) to December 31, 1999, contained a separate paragraph stating that "the Company has incurred losses from development stage activities and has a working capital and stockholders' deficiency at December 31, 2000 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Item 7.  Exhibits.

(c)      Exhibits

EX. NO.             DESCRIPTION

16.1                Letter, dated November 12, 2001, of KPMG LLP


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         dreamlife, inc.

Dated: NOVEMBER 12, 2001                 By:  /S/ JACK HOOD
       -----------------                      ---------------------------------
                                              Jack Hood
                                              Chief Financial Officer and
                                              Treasurer

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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

16.1                                Letter, dated November 12, 2001, of KPMG LLP